UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2020

DMY TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 27, 2020, dMY Technology Group, Inc., a Delaware Corporation (the “Company”), entered into a Business Combination Agreement (the “Original Agreement”) with Rush Street Interactive, LP, a Delaware limited partnership (“RSI”), the sellers set forth on the signatures pages thereto (collectively, the “Sellers” and each, a “Seller”), dMY Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and Rush Street Interactive GP, LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative (in such capacity, the “Sellers’ Representative”).

On October 9, 2020, the parties to the Original Agreement entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the Original Agreement was amended and restated in its entirety to, among other things, reflect the Put-Call (as defined and discussed below) and the formation of a newly formed, wholly-owned subsidiary of the Company (the “Special Limited Partner”) and the related structure whereby the Company will indirectly, through the Special Limited Partner, hold the Units of RSI issued or sold to the Company pursuant to the Business Combination Agreement.

On or about the date on which the parties amended and restated the Business Combination Agreement, the Company and RSI entered into put-call agreements with each of Richard Schwartz, Einar Roosileht and Mattias Stetz (the “Put-Call Sellers” and such agreements, the “Put-Call Agreements”). Pursuant to the Put-Call Agreements and the Business Combination Agreement, if the transactions contemplated by the Business Combination Agreement (the “Business Combination”) close (the “Closing”) on or prior to December 20, 2020, the Put-Call Agreements will remain effective and from December 21, 2020 until December 28, 2020, the Put-Call Sellers will have the right to sell their common RSI units (the “RSI Units”), for $9.00 per RSI Unit, and RSI will have the right to purchase from the Put-Call Sellers, for $11.00 per RSI Unit, the number of RSI Units held by the Put-Call Sellers (not to exceed 2,576,450 in the aggregate) (the “Put-Call”) that would have otherwise been sold to the Company at the Closing as Purchased RSI Units or redeemed by RSI following the Closing as previously described in the Company’s Current Report on Form 8-K filed on July 27, 2020.

Specifically, the number of RSI Units held by each Put-Call Seller that are subject to the Put-Call (the “Put-Call Units”) is determined as the quotient of (A) (i) the percentage of the aggregate RSI Units outstanding as of the closing of the Business Combination held by each Put-Call Seller multiplied by (ii) the sum of (x) the Available Closing Date Cash (as defined in the Business Combination Agreement) less $160,000,000 (provided that the amount of cash attributable to this clause (x) is subject to a cap of $60,000,000) plus (y) 50% of the amount by which Available Closing Date Cash exceeds $220,000,000 (provided that the amount of cash attributable to this clause (y) is subject to a cap of $65,000,000) (the amount determined pursuant to clause (A), the “Put-Call Consideration Amount”) divided by (B) $10.00. If the Closing occurs on or prior to December 20, 2020 and the Put-Call is therefore effective, the Put-Call Sellers will retain their Put-Call Units and the amount of cash equal to the sum of all Put-Call Consideration Amounts (the “Aggregate Put-Call Consideration Amount”) will comprise a portion of the Contribution Amount (as defined in the Business Combination Agreement) and will be contributed by the Company to RSI at the Closing (for use in connection with the exercise, if any, of the Put-Calls or for any other use determined by RSI). If the Closing occurs after December 20, 2020, the Put-Call Agreements will automatically terminate and no longer be effective and the Put-Call Units held by the Put-Call Sellers may be sold to the Company at the Closing as Purchased RSI Units or redeemed by RSI following the Closing in accordance with the Business Combination Agreement.

In the event that the Put-Call is in effect, the cash proceeds that the Company (through its wholly-owned subsidiary, Special Limited Partner) would have otherwise paid directly to the Put-Call Sellers at the Closing in exchange for the Put-Call Units will instead be contributed by the Special Limited Partner directly to RSI in exchange for a number of additional Issued RSI Units equal to the number of Put-Call Units. As a result, the total number of RSI Units that will be held and controlled by the Company through its wholly-owned subsidiary, the Special Limited Partner, upon the Closing of the Business Combination will not be impacted by the Put-Call Agreements or be dependent on whether the Closing occurs prior to or after December 20, 2020. However, by virtue of RSI issuing additional Issued RSI Units to the Special Limited Partner (as compared to the Special Limited Partner purchasing the Put-Call Units from the Put-Call Sellers), the Special Limited Partner will hold a smaller percentage of the outstanding RSI Units as of the Closing if the Put-Call is in effect given that there will be a larger number of outstanding RSI Units. In those circumstances, to the extent that the Put-Call is not ultimately exercised by RSI or the Put-Call Sellers in accordance with the terms of the Put-Call Agreements, the Put-Call Sellers will continue to hold the Put-Call Units and the Special Limited Partner would continue to own a smaller percentage of the RSI Units (as compared to if the Put-Call was never in effect), though RSI would continue to hold the cash proceeds contributed by the Special Limited Partner that would have otherwise been used to redeem the Put-Call Units.

The foregoing summary describes the material amendments made to the Original Agreement and the Put-Call Agreements does not purport to describe all of the terms of the Business Combination Agreement or the Put-Call Agreements. It is qualified in its entirety by reference to the text of the Business Combination Agreement and the form of Put-Call Agreement attached hereto as Exhibits 2.1 and 10.1, respectively.

Other Agreements

The Business Combination Agreement amended certain agreements and instruments contemplated by the Original Agreement and contemplates the execution of certain new agreements and instruments, including, among others, the following:

Tax Receivable Agreement

Simultaneously with the Closing, the Company, the Special Limited Partner, RSI, the Sellers and the Sellers’ Representative will enter into a tax receivable agreement (the “Tax Receivable Agreement”), which will provide for, among other things, payment by the Special Limited Partner to the Sellers of 85% of the net income tax savings realized by the Company and its consolidated subsidiaries (including the Special Limited Partner) as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of the RSI Units retained by the Sellers for Class A Common Stock (or cash) pursuant to the Amended and Restated Limited Partnership Agreement of RSI (the “RSI A&R LPA”) and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement (as more fully described in the Tax Receivable Agreement). The Tax Receivable Agreement will remain in effect until all such tax benefits have been utilized or expired unless the Special Limited Partner exercises its rights to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits under the Tax Receivable Agreement or certain other acceleration events occur.

Proposed Charter and Amended and Restated Bylaws of the Company

Prior to the Closing, the Company will amend and restate (i) subject to receipt of stockholder approval, its amended and restated certificate of incorporation (the “Current Charter”) by adopting the second amended and restated certificate of incorporation (the “Proposed Charter”) and (ii) the current bylaws of the Company by adopting the amended and restated bylaws of Company (the “A&R Bylaws”), to establish a structure containing Class A common stock, which will carry such economic and voting rights as set forth in the Proposed Charter and A&R Bylaws, and Class V voting stock, which will carry only such voting rights as set forth in the Proposed Charter and A&R Bylaws.

The Proposed Charter will require that any equity interests owned or controlled by an Unsuitable Person (as defined in the Proposed Charter) or an affiliate thereof be subject to mandatory sale and transfer, subject to the terms and conditions set forth therein, in such number and class(es)/series of equity interests as determined by the Company’s board of directors (the “Board”) in good faith (following consultation with reputable outside and independent gaming regulatory counsel) pursuant to a resolution adopted by a majority of the directors of the Board.

RSI A&R LPA

At the Closing, the Company, the Special Limited Partner, RSI GP, RSI and the Sellers will enter into the RSI A&R LPA which will, among other things, permit the issuance and ownership of RSI Units as contemplated to be issued and owned upon the consummation of the Business Combination, admit RSI GP as the general partner of RSI, provide for the Exchange Rights (as described in the Business Combination Agreement), otherwise amend and restate the rights and preferences of the RSI Units and set forth the rights and preferences of the RSI Units, and establish the ownership of the RSI Units by the persons or entities indicated in the RSI A&R LPA, in each case, as more fully described in the RSI A&R LPA.

Limited Liability Company Agreement of RSI GP

At the Closing, the Company and RSI GP will enter into the Limited Liability Company Agreement of RSI GP (the “GP LLCA”), pursuant to which, among other things, the parties will establish a board of managers of RSI GP which will initially be comprised of Neil Bluhm, Gregory Carlin and Richard Schwartz, to direct and exercise control over all activities of RSI GP, including RSI GP’s right to manage and control RSI. Pursuant to the GP

LLCA, each of Neil Bluhm (or one of his adult children) and Gregory Carlin will be entitled to serve as a manager of the board of RSI GP until they (or their permitted transferees, successors or assigns), taken together, hold fewer equity interests of the Company and RSI (taken together) than any other shareholder or affiliated group of shareholders. In addition, RSI will have sole discretion to appoint managers (including to fill vacancies) and remove managers, subject to receipt of requisite gaming licenses and/or approvals from gaming authorities.

Amended and Restated Certificate of Incorporation and Bylaws of the Special Limited Partner

At the Closing, the Company and the Special Limited Partner will amend the Special Limited Partner’s certificate of incorporation and bylaws to, among other things, provide that (i) the board of directors of the Special Limited Partner will be appointed by the board of directors of the Company and (ii) the Special Limited Partner will comply with applicable gaming laws.

Investor Rights Agreement

At the Closing, the Company, Sellers, the Founder Holders, and the Sellers’ Representative will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) the Company and the Founder Holders will agree to terminate the Registration Rights Agreement, dated as of February 20, 2020, entered into by them in connection with the Company’s initial public offering, (ii) the Sponsor will have the right to nominate two directors to the Board and the Sellers’ Representative will have the right to nominate the remaining directors of the Board (initially seven directors), and the Sellers’ Representative will have the right to appoint up to three non-voting board observers to the Board, in each case subject to certain conditions, (iii) the Company will provide the Sellers and the Sponsor certain registration rights with respect to the shares of Class A Common Stock held by the Sellers and the Sponsor, (iv) the Founder Holders and the Sellers will agree not to transfer, sell, assign or otherwise dispose of the shares of Class A Common Stock and the RSI Units held by such person for up to 12 months following the Closing (with respect to the Founder Holders) and 180 days following the Closing (with respect to the Sellers), in each case, subject to certain exceptions, including an exception for the sale of the Put-Call Units to RSI pursuant to and in accordance with the Business Combination Agreement and the Put-Call Agreements, as applicable, and (v) the Amended Insider Letter shall be deemed amended to remove the 12-month lock-up period contained therein applicable to the Sponsor, Niccolo de Masi, Harry You and the independent directors, in each case as more fully described in the Investor Rights Agreement.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about RSI, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders of the Company can also obtain copies of the proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

Participants in the Solicitation

The Company, RSI and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company in the proxy statement for the Business Combination which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and RSI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and RSI’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and RSI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against the Company and RSI following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on RSI’s business and/or the ability of the parties to complete the Business Combination; (6) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on the New York Stock Exchange following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that RSI or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated as of [_], 2020, by and between the Company, RSI, the Sellers, the Sponsor and the Sellers’ Representative.

10.1	Form of Put-Call Agreement.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC.

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Dated: October 9, 2020